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                                                                   EXHIBIT 99.3



                INTERIM AMENDMENT TO LOAN AND SECURITY AGREEMENT

         This Interim Amendment ("Amendment") is entered into as of September 16, 1996 among NEOSTAR RETAIL GROUP, INC., BABBAGE'S, INC. and SOFTWARE ETC. STORES, INC., on the one hand, and the financial institutions listed on the signature pages hereof, and FOOTHILL CAPITAL CORPORATION, as Agent for the Lenders, on the other hand.

                                  RECITALS

         A. This Amendment amends that certain Loan and Security Agreement, of even date herewith, among the parties set forth above (the "Agreement").

         B. All terms defined in the Agreement that are not defined in this Amendment shall have the meanings set forth in the Agreement.

         C. Borrowers, Lenders and Agent desire to amend the Agreement during the period commencing upon entry of the Interim Bankruptcy Court Order and ending upon entry of the Bankruptcy Court Order as provided in this Amendment.

         The parties hereby amend the Agreement as follows effective during the period commencing upon entry of the Interim Bankruptcy Court Order and ending upon entry of the Bankruptcy Court Order and payment to the Existing Lenders in accordance with Section 7.18 of the Agreement:

         1.       DEFINITIONS AND CONSTRUCTION.

                 "Maximum Amount" means, as of the date any determination thereof is to be made, $70,000,000 less Borrowers' outstanding obligations to Existing Lenders under the Pre-Chapter 11 Loan Documents; provided, however, for purposes of Section 2.11 (a) and (b) of the Agreement, "Maximum Amount" means, as of the date any determination thereof is to be made, $70,000,000.

                 "Pre-Chapter 11 Loan Documents" means the various loan agreements, security agreements and related documents among the Existing Lenders and Obligors.

         2.       LOAN AND TERMS OF PAYMENT.

                 I.C.2.1          REVOLVING ADVANCES. Until such time as
Foothill's Pro Rata Share of the Obligations is equal to 28.57% of the outstanding Obligations, together with the outstanding obligations under the Pre-Chapter 11 Loan Documents, Foothill shall make all Advances to Borrowers and be responsible for Letters of Credit, and shall not request Settlement with other Lenders.

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         3.      CONDITIONS; TERM OF AGREEMENT.

                 I.C.3.1 (c)(iii) shall not be applicable.

         7.      NEGATIVE COVENANTS.

                 7.18 USE OF PROCEEDS. Advances made under the Agreement may not be used to repay the outstanding principal balance of Borrowers' obligations owing to Existing Lenders under the Pre-Chapter 11 Loan Documents until: (a) the Bankruptcy Court Order has been entered, and (b) Agent has received the Pay-Off Letter. Agent shall automatically repay in full Borrowers' obligations owed to Existing Lenders under the Pre-Chapter 11 Loan Documents once both conditions set forth in the preceding sentence have been met.

         8.      SCHEDULE P-1     PERMITTED LIENS.

                 Permitted Liens includes the Liens of Existing Lenders.

         9. Except as expressly amended in this Amendment the Agreement shall be in full force and effect and shall not be amended or otherwise modified.

         IN WITNESS WHEREOF, the parties hereto have cause this Amendment to be executed in Dallas, Texas.


                                               NEOSTAR RETAIL GROUP, INC.


                                               By: /s/ OPAL FERRARO
                                                   -----------------------------
                                               Title: Vice President
                                                      --------------------------


                                               BABBAGE'S, INC.


                                               By: /s/ OPAL FERRARO
                                                   -----------------------------
                                               Title: Vice President
                                                      --------------------------


                                               SOFTWARE ETC. STORES, INC.


                                               By: /s/ OPAL FERRARO
                                                   -----------------------------
                                               Title: Vice President
                                                      --------------------------


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                                        FOOTHILL CAPITAL CORPORATION,
                                        as Agent an a Lender


                                        By: /s/ PATRICIA MCLOUGLIN
                                            ------------------------------------
                                        Title: Senior Vice President
                                               ---------------------------------


                                        NATIONSBANK OF TEXAS,
                                        NATIONAL ASSOCIATION


                                        By: /s/ FRANK IZZO
                                            ------------------------------------
                                        Title: Senior Vice President
                                               ---------------------------------


                                        BANKERS TRUST COMPANY


                                        By: /s/ ROBERT W. HEVNER
                                            ------------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                        GUARANTY FEDERAL BANK, F.S.B.


                                        By: /s/ ROBERT S. HAYS
                                            ------------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                        BANQUE FRANCAISE DU COMMERCE
                                        EXTERIEUR


                                        By: /s/ DAVID H. LERNER
                                            ------------------------------------
                                        Title: Vice President & Regional Manager
                                               ---------------------------------


                                        By: /s/ MARK A. HARRINGTON
                                            ------------------------------------
                                        Title: Vice President
                                               ---------------------------------




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